UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase and License Agreement

On September 27, 2024, Innovative Solutions and Support, Inc. (the “Company”) entered into and closed the transactions contemplated by that certain Asset Purchase and License Agreement (the “Agreement”) with Honeywell International Inc. (“Honeywell”).

Pursuant to the Agreement, Honeywell sold, assigned or licensed certain assets related to its various generations of military display generators and flight control computers, including a sale of certain inventory, equipment and customer-related documents; an assignment of certain contracts; and a grant of exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its various generations of military display generators and flight control computers to repair, overhaul, manufacture sell, import, export and distribute certain products to the Company for consideration of $14.2 million in cash.

The Agreement contains customary representations and warranties of Honeywell regarding Honeywell’s authority to enter into the Agreement, compliance with laws, the quality of equipment and inventory and rights to its intellectual property and personal property. The Agreement further contains customary representations and warranties of the Company, including regarding the Company’s authority and sufficiency of funds to enter into the Agreement and compliance with certain regulatory requirements. Further, the Agreement contains covenants of the parties customary for a transaction of this type. Mutual indemnification obligations are provided for under the Agreement, subject to limitations customary for a transaction of this kind.

In connection with the Agreement, the parties also entered into a Transition Services Agreement pursuant to which Honeywell will provide certain services to the Company, including technical support to assist the Company in its manufacture, repair and service of the products licensed from Honeywell.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Loan Agreement

On September 30, 2024, in connection with the transactions contemplated by the Agreement and the payment of the consideration contemplated therein, the Company and one of its subsidiaries, Innovative Solutions and Support, LLC (“ISSL,” and, together with the Company, the “Borrowers”), entered into an Amendment to Loan Documents (the “Loan Amendment”) with PNC Bank, National Association (“PNC”), which amends certain terms of that certain Loan Agreement entered into by the parties on May 11, 2023, as amended by that Amendment dated June 28, 2023 (the “Loan Agreement” and, as amended, the “Amended Loan Agreement”), pursuant to which the Borrowers increased their line of credit with PNC, and PNC consented to the Agreement and the transactions contemplated thereby, as required by the Amended Loan Agreement. Concurrently with the Loan Amendment, the Borrowers entered into (i) an Amended and Restated Revolving Line of Credit Note in favor of PNC (the “A&R Revolving Line of Credit Note”), and (ii) an Amended and Restated Line of Credit and Investment Sweep Rider with PNC (the “A&R Rider”).

The Loan Amendment contains standard covenants for a transaction of this kind, including certifications that the representations and warranties of the Borrowers made under the Loan Agreement are true and correct as of the date of the Loan Amendment, and that no Event of Default (as defined in the Loan Agreement) exists under any of the Loan Documents (as defined in the Loan Amendment).

The A&R Revolving Line of Credit Note provides for a senior secured revolving line of credit in an aggregate principal amount of $35,000,000, with an expiration date of December 19, 2028 (the “Revolving Line of Credit”). The interest rate applicable to loans outstanding under the Revolving Line of Credit is a rate per annum equal to the sum of (A) Daily SOFR (as defined in the A&R Revolving Line of Credit Note) plus (B) an unadjusted spread of the Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Applicable SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio. The A&R Rider provides for how PNC will make advances to the Company under the Revolving Line of Credit.

The foregoing descriptions of the Loan Amendment, A&R Revolving Line of Credit Note and A&R Rider do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Amendment, A&R Revolving Line of Credit Note and A&R Rider, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On October 3, 2024, the Company issued a press release announcing the Agreement and the transactions contemplated thereby and the Loan Amendment. A copy of that press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

If required, the financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

If required, the pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(d) Exhibits.

Exhibit No.	Description
2.1*+	Asset Purchase and License Agreement, dated September 27, 2024, by and between Innovative Solutions and Support, Inc., and Honeywell International Inc.
10.1*	Amendment to Loan Documents, dated September 30, 2024, by and among Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, and PNC Bank, National Association
10.2*	Amended and Restated Revolving Line of Credit Note, dated September 30, 2024, by and among Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, and PNC Bank, National Association
10.3*	Amended and Restated Line of Credit and Investment Sweep Rider, dated September 30, 2024, by and among Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, and PNC Bank, National Association
99.1	Press Release, dated October 3, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

+ Certain portions of this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: October 3, 2024	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer